Goodwill	12 Months Ended
Dec. 31, 2016
Intangible Assets [Abstract]
Goodwill

Note 12 — Goodwill

The following table summarizes the changes in the carrying amount of Goodwill, by segment and in total for the years ended December 31, 2016 and 2015 (in thousands):

	Mobile, IoT & Big Data Products	Storage and Computing	SaaS Revenues	Consolidated
Balance as of December 31, 2015	$7,400	$4,543	$1,223	$13,166
Goodwill acquired, net of purchase price adjustment	—	3,262	—	3,262
Goodwill impairment (level 3 fair value adjustment)	(7,400)	—	—	(7,400)
Balance at December 31, 2016	$—	$7,805	$1,223	$9,028

The increase in the Storage and Computing segment goodwill during the year ended December 31, 2016 was in connection with the Integrio acquisition. Goodwill in connection with this acquisition primarily represents the expected benefits from synergies of integrating this business, the existing workforce of the acquired entity, and expected growth from new customers and new products. See Note 4 for further discussion on this acquisition. During the fourth quarter of 2016, we recognized a $7.4 million impairment charge for our Mobile, IoT & Big Data products division.